UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

EXELIS INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1700 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 11, 2014, Exelis Inc. received a notice (the “Notice”) required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, regarding a blackout period under each of the following 401(k) plans (“collectively the Plans”):

•	Exelis Salaried Investment and Savings Plan

•	Exelis Communications Solutions Savings Plan for Hourly Employees

•	Exelis Information Systems Professional Benefits Employees’ Savings Plan

•	Exelis Night Vision Savings Plan for Hourly Employees

•	Exelis Avionics Division and Exelis Communications Solutions Bargaining Unit Savings Plan

•	Exelis Information Systems Pacific Missile Range Facility Savings Plan for Hourly Employees

The purpose of the blackout period for each of the Plans is to transition the administration of the Plans to a new administrator, Voya Financial™. During the applicable blackout periods, participants in the Plans will be unable to access their plan accounts, including being unable to direct or diversify investments, or obtain loans or distributions.

The blackout period applicable to each of the Plans is expected to begin at 4:00 p.m. Eastern Time on December 23, 2014, and end the week of January 12, 2015. Notice of the applicable blackout period was sent to participants and beneficiaries under each of the Plans on November 11, 2014. Because the Plans include Exelis common stock funds as investment options, on November 11, 2014, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Securities and Exchange Commission Regulation BTR, Exelis sent a separate notice (the “Insider Notice”) to its directors and executive officers informing them that, during the blackout periods, they would generally be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring, Exelis common stock or any other equity security or derivative securities of Exelis acquired in connection with their employment as an officer or service as a director. A copy of the Insider Notice is attached as Exhibit 99.1 to this report and is incorporated by reference herein in its entirety.

During the blackout period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual end date of the blackout period. This information is available by contacting Ann Davidson, Senior Vice President, Chief Legal Officer and Corporate Secretary at Exelis Inc. 1650 Tysons Boulevard, Suite 1700, McLean, VA 22102 or via telephone at 703.790.6333.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Blackout Periods sent to Directors and Executive Officers of Exelis Inc. on November 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

Date: November 12, 2014	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar

	Its:	Assistant Secretary (Authorized Officer of Registrant)

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